Exhibit 10.22

6th March, 2006

Mr. David Brown, Director

Flagstone Reinsurance Holdings Limited

23 Church Street, 3rd Floor

Hamilton HM 11, Bermuda

Dear David

Re: Mont Fort Re Ltd.

This letter will confirm our agreement to the transfer of our share holdings in Mont Fort Re Ltd. on the terms set out below.

Shares	370,000 Common Shares of par value US$1 each.

Consideration:	U$50,000

Governing Law:	This letter agreement shall be governed and construed in accordance with the laws of Bermuda.

Representations & Warranties	We hereby represent and warrant that we are transferring the referred to above free and clear of any liens or encumbrances.

Please confirm your acceptance of the foregoing by returning a signed copy of this letter to us at the address below.

Haverford (Bermuda) Ltd.		Flagstone Reinsurance Holdings Limited

Signed:	/s/ Mark Byrne	Signed:	/s/ David Brown
Mark Byrne		David Brown
Director		Director

Haverford (Bermuda) Ltd.

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda Mailing Address:
Suite 224, 12 Church Street Hamilton HM 11, Bermuda

Tel: +1 441-296-8272            Fax:  +1 441-296-4927           E-Mail: info@haverford.bm